Supplement to the
Fidelity® SAI Sustainable U.S. Equity Fund
July 30, 2024
Summary Prospectus

Effective June 13, 2025, Nidhi Gupta no longer serves as Lead Portfolio Manager of the fund.
Effective June 13, 2025, Michael Robertson no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Preeti Sayana (Portfolio Manager) has managed the fund since 2025.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Nicole Connolly (Co-Lead Portfolio Manager) has managed the fund since 2022.
It is expected that Ms. Connolly will retire on or about December 31, 2024. At that time, she will no longer serve as Co-Lead Portfolio Manager of the fund, and Ms. Gupta will assume sole Lead portfolio manager responsibilities.
Nidhi Gupta (Co-Lead Portfolio Manager) has managed the fund since 2024.
Michael Robertson (Co-Portfolio Manager) has managed the fund since 2022.
EFS-SUSTK-0625-102 1.9911709.102	June 13, 2025